settlement

Prime Credit Card Master Trust					12-May-05
					02:37 PM
Settlement Statement
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Distribution Date:					16-May-05

Monthly Period:		April 2005
		03-Apr-05
		30-Apr-05

(i) Collections					$380,820,043
Finance Charge					38,372,447
Principal					342,447,596

(ii) Investor Percentage - Principal Collections					30-Apr-05

	Series 2000-1				24.6%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.6%
	A				20.6%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				16-May-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				16-May-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				16-May-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,803,061.14
	A				$2,354,524.26
	B				224,268.44
	C				224,268.44

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			30-Apr-05		$2,035,052,229.14
Principal Receivables in Trust					$1,949,925,994.40

(xii) Invested Amount			30-Apr-05

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.897%
Finance Charge Receivables Factor					4.183%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			93.07%	$1,790,371,121
	1-29 days			3.27%	$62,959,514
	30-59 days			1.04%	$20,013,720
	60-89 days			0.72%	$13,940,507
	90-119 days			0.60%	$11,494,236
	120-149 days			0.52%	$9,989,678
	150 days +			0.78%	$14,945,882
	Total			100.00%	$1,923,714,658

	Balance in Principal Funding Account			30-Apr-05	$0

Last Updated on 5/16/05
By Federated